SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2003

MakeMusic! Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-26192 (Commission File Number)	41-1716250 (IRS Employer Identification No.)

6210 Bury Drive
Eden Prairie, Minnesota 55346
(Address of Principal Executive Offices and Zip Code)

(952) 937-9611
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a)	Financial statements: None.

(b)	Pro forma financial information: None.

(c)	Exhibits:

Exhibit 99 Press release dated May 13, 2003.

Item 9. Regulation FD Disclosure.

     The following information is furnished in satisfaction of Item 12 “Disclosure of Results of Operations and Financial Condition” of Form 8-K and is being presented under Item 9 “Regulation FD Disclosure” of Form 8-K pursuant to guidance provided in the Securities and Exchange Commission’s Release No. 33-8216.

     On May 13, 2003, MakeMusic! Inc. issued a press release announcing its 2003 first quarter financial results. The full text of the press release is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKEMUSIC! INC.

	By	/s/ Barbara S. Remley

Date May 13, 2003		Barbara S. Remley, Chief Financial Officer

EXHIBIT INDEX

MAKEMUSIC! INC.
Form 8-K Current Report

EXHIBIT NO.	ITEM

99	Press Release dated May 13, 2003